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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated April 19, 1995 included in the Company's Form 10K for the year ended December 31, 1996 and to all references to our Firm included in this Form S-8 registration statement.

                                              JANOVER RUBINROIT, LLC

Garden City, New York
July 17, 1997